UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             January 15, 2002
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                           GLOBAL ACQUISITION, INC.
                           ------------------------
           (Exact name of registrant as specified in its charter)


     COLORADO                   033-20344-LA                    84-1077242
     --------                   ------------                    ----------
   (State or other         (Commission File Number)           (IRS Employer
   jurisdiction of                                           Identification
    incorporation)                                                 No.)

                            74 Rolling Links Blvd.
                         Oak Ridge, Tennessee 37830
                         --------------------------
                   (Address of Principal Executive Offices)

                              (865) 590-0458
                              --------------
                       (Registrant's Telephone Number)


                           3046 E. Brighton Place
                         Salt Lake City, Utah 84121
                         --------------------------
         (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

     (a) Effective as of January 15, 2002, the Registrant ("Global Acquisition"); Global Acquisition Subsidiary, Inc., a Nevada corporation and a wholly-owned subsidiary of the Registrant ("Global Acquisition Subsidiary"); Oak Ridge Micro-Energy, Inc., a Nevada corporation ("Oak Ridge"), and John B. Bates, the sole stockholder of Oak Ridge (the "Oak Ridge Stockholder"), executed an Agreement and Plan of Merger (the "Plan"), whereby the Global Acquisition Subsidiary merged with and into Oak Ridge, with Oak Ridge being the surviving corporation, and whereby the shares of issued and outstanding common stock of Oak Ridge were converted into and exchanged for 23,049,018 shares of common stock of the Registrant, or approximately 29% of the post-Plan outstanding securities of the Registration, taking into account the cancellation of 22,750,000 shares of common stock of the Registrant that were owned by Mark Meriwether, the President and sole pre-Plan director of the Registrant. The combination of these entities was treated as a purchase for accounting purposes, with Oak Ridge becoming a wholly-owned subsidiary of the Registrant on closing.

     By virtue of (i) the percentage of the Registrant acquired under the Plan by the Oak Ridge Stockholder; (ii) the provisions of the Plan that provided for the election of the Oak Ridge Stockholder to the Board of Directors and as the CEO and Chief Technical Officer of the Registrant; and (iii) the granting to the Oak Ridge Stockholder of an irrevocable proxy to vote the shares of the Registrant owned by Mr. Meriwether, who may be deemed to be the beneficial owner of 46.1% of the post-Plan outstanding securities of the Registrant, on all matters that relate to the technical development, manufacturing and marketing of any products covered by the UT-Battelle LLC Option that was the sole asset of Oak Ridge, this Plan may be deemed to have involved a "change of control," even though Mr. Meriwether remains as one of the two present directors of the Registrant, serves as its President and retains the right to vote his securities on all other matters.

     The source of the consideration used by the Oak Ridge Stockholder to acquire his interest in the Registrant was the exchange of 100% of the outstanding securities of Oak Ridge.

     The basis of the "control" by the Oak Ridge Stockholder is stock ownership, and his services as a member of the Board of Directors and as the CEO and Chief Technical Officer of the Registrant.

     The principal terms of the Plan were:

          1. The merger of Global Acquisition Subsidiary with Oak Ridge, with Oak Ridge being the Surviving Corporation.

          2. The issuance of 23,049,018 shares of common stock ("restricted securities") of the Registrant in exchange for 100% of the outstanding shares of Oak Ridge. The 23,049,018 shares represented approximately 29% of the post-Plan outstanding securities of the Registrant, taking into consideration the cancellation of 22,750,000 shares of common stock of the Registrant that were owned Mr. Meriwether as indicated above.

          3. In addition to the cancellation of 22,750,000 shares of common stock of the Registrant owned Mr. Meriwether, Mr. Meriwether agreed to:
(i) compromise and settle all sums due and owing by the Registrant to him, amounting to $45,780 at September 30, 2001; (ii) assume and indemnify the Registrant against the remaining pre-Plan outstanding liabilities of the Registrant, amounting to $4,915 at September 30, 2001; (iv) cause the Registrant to indemnify and hold harmless Oak Ridge and the Oak Ridge Stockholder from and against any claims of certain persons that are in any way related to the UT-Battelle LLC "thin film battery" technology; and (iv) grant the Oak Ridge Stockholder the Irrevocable Proxy referred to above, so long as Mr. Meriwether's ownership in any such shares continues and while the Oak Ridge Stockholder is associated with the Registrant in any manner other than as a stockholder only. Any private sales of these shares by Mr. Meriwether will require the purchaser to agree to the terms of the Irrevocable Proxy as a condition of sale.

          4. Within 45 days of the completion of the Plan, the Registrant agreed to change its domicile from the State of Colorado to the State of Nevada by merging with an into Oak Ridge with Oak Ridge being the surviving corporation in such merger, and the surviving corporation's name in this subsequent merger shall remain as "Oak Ridge Micro-Energy, Inc."

          5. The re-alignment and designation of the directors and executive officers of the Registrant as stated above.

     Prior to the completion of the Plan, there were 78,580,060 outstanding shares of the Registrant's common stock. Following the completion of the Plan and the cancellation of 22,750,000 by Mr. Meriwether, there were 78,879,078 outstanding shares of common stock.

     A copy of the Plan, including all material exhibits and related instruments, accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7, Exhibit 2.

     (b)(i) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock prior to the closing of the Plan, and the share holdings of the then members of management:

Name                      Positions Held           Shares Owned          %*
----                      --------------           ------------         ---

Confetti Enterprises      Stockholder                6,000,000          7.6%
Inc.(1)

Mark Meriwether(2)        President,                34,033,860         43.1%
                          Secretary & Director
TOTALS:                                             40,033,860         50.7%

             (1) Confetti Enterprises is solely owned by Mr. Meriwether's wife, Collette Meriwether.

           (2) Number includes shares being held in escrow in street name and shares in the names of C. Dobney, Mr. Meriwether's wife's maiden name; M.L. Meriwether, C. Meriwether and Collettee Dobney Meriwether.

     (b)(ii) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock following the closing of the Plan, and the share holdings of the new members of management:

Name                      Positions Held            Shares Owned*       %*
----                      --------------            -------------       --

John B. Bates             Director, CEO             23,049,018         29.2%
                          and Chief Technical
                          Advisor

Confetti Enterprises      Stockholder                6,000,000          7.6%
Inc.(1)

Mark Meriwether(2)        President,                34,033,860         43.1%
                          Secretary & Director
TOTALS:                                             63,082,878         79.9%

             (1) Confetti Enterprises is solely owned by Mr. Meriwether's wife, Collette Meriwether.

           (2) Number includes shares being held in escrow in street name and shares in the names of C. Dobney, Mr. Meriwether's wife's maiden name; M.L. Meriwether, C. Meriwether and Collettee Dobney Meriwether.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     (a)  See Item 1.

     The consideration exchanged under the Plan was negotiated at "arms length," and the sole director of the Registrant used criteria used in similar uncompleted proposals involving the Registrant in the past, including the relative value of the assets of the Registrant in comparison to those of Oak Ridge; Oak Ridge's present and past business operations; the future potential of Oak Ridge; its management; and the potential benefit to the stockholders of the Registrant. The directors determined that the consideration for the exchange was reasonable, under these circumstances.

     No director, executive officer or five percent or more stockholder of the Registrant had any direct or indirect interest in Oak Ridge or the Oak Ridge Stockholder prior to the completion of the Plan; however, Mr. Meriwether gave the Oak Ridge Stockholder the sum of $10,000 that was the purchase price of the UT-Battelle LLC Option mentioned above that was the sole asset of Oak Ridge.

     (b) The UT-Battelle LLC Option was the sole asset of Oak Ridge, and Oak Ridge had not yet commenced principal operations. The Registrant is a successor to and intends to continue the business operations intended to be conducted by Oak Ridge.

     Oak Ridge owns an option to acquire a license to certain rights from Oak Ridge National Laboratory ("ORNL"), a multi-program service and technology laboratory managed by UT Battelle LLC for the U.S. Department of Energy, pertaining to electrically and solar rechargeable thin-film lithium batteries that were discovered and invented by Dr. John B. Bates and his research team at ORNL. Compared to a conventional coin-cell battery that is several millimeters in thickness, thin-film batters are less than 15 micrometers (0.0006 inches), or about the thickness of Saran Wrap.

     The target markets for thin-film batteries include semiconductor and computer manufacturers, radio frequency tags, sensors, implantable medical devices, inventory control and military and government national security needs. The license and patents covered by the option from ORNL will satisfy these markets.

                                MANAGEMENT

Directors and Executive Officers.
---------------------------------

     The members of the Board of Directors of Oak Ridge serve until the next annual meeting of stockholders or until their successors have been elected and qualified. The officers serve at the pleasure of the Board of Directors. The following are the directors and executive officers of Oak Ridge:

Name                         Position                  Held Positions Since

John B. Bates                Director, CEO and         January 15, 2002
                             Chief Technical Officer

Mark Meriwether              Director, President       January 28, 2001
                             Secretary

     John B. Bates. Dr. Bates is 59 years of age and was employed by Oak Ridge National Laboratory or ORNL for nearly 30 years. He recently left ORNL with a plan to commercialize the thin-film batteries. Dr. Bates invented or co-invented 11 patents, authored or co-authored 60 articles and wrote three book chapters in the field of rechargeable thin-film lithium batteries while at ORNL. Awards and honors include: the 1996 Lockheed-Martin Energy Systems Inventor of the Year; the 1996 R&D 100 Award (Thin-Film Battery); the 1998 Lockheed-Martin Energy Research Corp. Technical Achievement Award; and the 2000 Electrochemical Society Battery Research Award. Through his scientific achievements, Dr. Bates is internationally recognized as the foremost authority in thin-film battery technology.

      Mark Meriwether. Mr. Meriwether is 44 years of age, and for the past eighteen years, his principal occupation has involved providing services to public and privately-held companies in the areas of corporate restructuring and reorganizations, mergers and funding as an independent contractor.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

     None, not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     None, not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     None; not applicable.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

     Pursuant to the Registrant's Bylaws, the pre-Plan directors and executive officers of the Registrant were realigned and designated and elected to serve until the next respective annual meetings of the stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations. Effective on January 15, 2002, they were: John B. Bates, Director, CEO and Chief Technical Officer; and Mark Meriwether, Director, President and Secretary.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

             These financial statements will be provided within 75 days from the date of this Report or on or before March 31, 2002.

          (b)  Pro Forma Financial Information.

             These pro forma financial statements will be provided within 75 days from the date of this Report or on or before March 31, 2002.

          (c) Exhibits.

          2.1     Agreement and Plan of Reorganization*

                         Exhibit A-   Sole Stockholder of Oak Ridge
                         Exhibit B-   Articles of Incorporation of Global
                                      Acquisition Subsidiary, Inc.
                         Exhibit C-   Audited Financial Statements of Global
                                      Acquisition for the year ended December
                                      31, 2000*
                         Exhibit C-1- Unaudited Financial Statements of
                                      Global Acquisition for the
                                      period ended September 30, 2001*
                         Exhibit D-   Global Acquisition's Exceptions
                         Exhibit E-   Unaudited Balance Sheet and Income
                                      Statement of Oak Ridge for the year
                                      ended December 31, 2001
                         Exhibit F-   Oak Ridge's Exceptions
                         Exhibit G-   Investment Letter
                         Exhibit H-   Global Acquisition's Compliance
                                      Certificate.
                         Exhibit I-   Oak Ridge's Compliance Certificate.
                         Exhibit J-   Finders

          3 Articles of Merger of Oak Ridge Micro-Energy, Inc. and Global Acquisition Subsidiary, Inc.*
          99.1     Press Release*
          99.2     Indemnity Agreement*
          99.3     Irrevocable Proxy*
          99.4     Consent of Sole Director of Global Acquisition*
          99.5     Consent of Sole Director of Oak Ridge*

                * Previously filed with the 8-K Current Report dated January 15, 2002.

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          See Exhibit 99.1.

                           SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GLOBAL ACQUISITION, INC.

DATED: 3/8/02                           /s/Mark Meriwether
       ------------------                ----------------------------
                                         Mark Meriwether
                                         President, Secretary and Director